Exhibit 10.3

AMENDMENT NO. 1

to

LETTER AGREEMENT

Dated July 5, 2017

by and between

AXIS Specialty U.S. Services, Inc. (the “Company”)

and

Steve K. Arora (the “Executive”)

Dated: October 6, 2020

WHEREAS, the Company and the Executive entered into a letter agreement dated July 5, 2017 containing the terms and conditions in consideration of the Executive’s international assignment to Zurich (the “Letter Agreement”); and

WHEREAS, the Compensation Committee of the Board of Directors of AXIS Capital Holdings Limited, the Company and the Executive have determined that it is in the best interests of the Company, AXIS Capital Holdings Limited and its shareholders to amend certain the terms of the Letter Agreement;

NOW, THEREFORE, the Letter Agreement is hereby amended, effective as of the date first above written, as follows:

1.	The section entitled “Term of Assignment” is hereby amended to replace the reference to “to last three (3) years.” in the fifth line thereof with “until January 1, 2024”.

2.	The section entitled “Housing and Utilities Allowance” is hereby amended as follows:

-	in the first line of the first paragraph thereof, “During the term of the assignment” is replaced with “Through December 31, 2021 regardless of whether you rent or own a home,”;

-	the second paragraph is deleted in its entirety;

-	in the first and second lines of the third paragraph thereof, “although your housing and utilities allowance will continue,” is deleted”.

3.	The section entitled “Children’s School Allowance” is hereby amended to replace “During the term of the assignment” in the first line thereof with “Through December 31, 2021”.

4.	Except as set forth herein, all other terms and conditions of the Letter Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Letter Agreement as of the date first above written.

AXIS SPECIALTY U.S. SERVICES, INC.

By:	/s/ Noreen McMullan
Name:	Noreen McMullan
Title:	Executive Vice President

Accepted and Agreed:

/s/ Steve K. Arora

Steve K. Arora